Accrued expenses and other liabilities	12 Months Ended
Dec. 31, 2023
Accrued expenses and other liabilities
Accrued expenses and other liabilities

13.Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following:

	As of December 31,
	2022	2023
	RMB	RMB
Interest payable	14,641	—
Professional service fees payable	7,007	4,547
Payables to financial partners	5,713	3,311
Payables to non-performing assets disposal companies	5,627	6,139
Payable to business partner on behalf a third party	4,514	4,514
Deferred government grants	3,000	—
Payroll payable	2,947	1,402
Deferred service fee	1,714	1,535
Contractual penalty payable	2,000	—
Other payable*	—	139,341
Others	5,114	4,283
Total	52,277	165,072

* The balance represents non - controlling interest in the disposed SCHL Group (see Note 4 (ii)). The investment from the non - controlling interest holder was utilized by the Company in the form of working capital loan to its currently consolidated subsidiaries, VIEs and VIEs subsidiaries and was waived by SCHL Group before Deconsolidation. As the Group is not able to ascertain that the non - controlling interest holder will not claim from the Group for its interest in SCHL Group after the disposal of SCHL Group in the foreseeable future, the Group recognized balance of noncontrolling interest as of the disposal date as other payables due to the non - controlling interest holder upon Deconsolidation. The maximum exposure expected is RMB139,341, which is the initial investment of RMB150,000 decreased by RMB 10,659 loss from operations of Huatai Ningxia since the investment was made.